UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2007
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
1090 E. Arques Avenue
Sunnyvale, California 94085
(Address of principal executive offices, with zip code)
(408) 991-8800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On January 24, 2007, Trident Microsystems, Inc. (the “Company”) issued a press release announcing selected preliminary unaudited financial information for the quarter ended December 31, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 8.01 Other Information.
     As previously disclosed, a Special Committee of the Company’s Board of Directors is continuing to conduct an independent investigation regarding the Company’s practices in administering stock option grants.
     The Company has previously disclosed its conclusion that the actual measurement dates for financial accounting purposes of certain stock option grants issued in the past have differed from the recorded grant dates of such awards, and that the Company will restate certain prior period financial statements. Accordingly, the Company will record additional non-cash charges for stock-based compensation expense currently estimated in the range of $40 to $ 50 million, and will restate previous financial statements for fiscal years between 1994 and 2006. The determination of the actual charge is subject to final completion of the investigation, the Company’s preparation of its restated financial statements and the completion of an audit of those restated financial statements. The final stock compensation expense to be recorded by the Company could exceed the current estimate.
     As previously announced, NASDAQ initially informed the Company on October 2, 2006 that its securities were subject to delisting for failure to timely file its Form 10-K for the fiscal year ended June 30, 2006. The Company requested and was granted a hearing on November 16, 2006 before a NASDAQ Listing Qualifications Panel to review the Staff Determination. The Company requested and the Hearing Panel has now granted an extension of the period within which the Company must file its Form 10-K for fiscal 2006 and its first and second quarter Form 10-Q’s, until April 2, 2007, in order to come into compliance with the listing standards. While the Company believes it may be able to file its financial statements within this time frame, because certain aspects are not within the Company’s control, as a matter of precaution, the Company will file an appeal to request a further extension.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit	Description

99.1	Press Release issued by Trident Microsystems, Inc., dated January 24, 2007, announcing preliminary financial results for the quarter ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2007	TRIDENT MICROSYSTEMS, INC.
	By:	/s/ Glen Antle
Glen Antle
Chief Executive Officer

By:	/s/ John S. Edmunds
John S. Edmunds
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release issued by Trident Microsystems, Inc., dated January 24, 2007, announcing preliminary financial results for the quarter ended December 31, 2006.